Exhibit 99.2 CHCT LISTED NYSE SUPPLEMENTAL INFORMATION Q3 2025 Community Healthcare Trust 3Q 2025 | Supplemental Information

ABOUT US CHCT is a self-managed healthcare real estate investment trust (“REIT”) that owns a diverse portfolio of properties including medical office buildings, acute inpatient behavioral facilities, inpatient rehabilitation facilities, physician clinics, specialty centers, behavioral specialty facilities, and surgical centers and hospitals across the United States, primarily outside of urban centers. As a result of favorable demographic trends, increases in healthcare spending, and the shift in the delivery of healthcare services to community-based facilities, we believe our properties are essential for healthcare providers to serve their local markets. TABLE OF CONTENTS Company Snapshot 3 Corporate Information 4 Financial Highlights 5 Consolidated Balance Sheets 7 Consolidated Statements of Operations 8 Reconciliation of Non-GAAP Measures 9 Weighted Average Shares 11 Debt Summary 12 Investment Activity 13 Portfolio Diversification 14 Lease Expirations 15 Property Locations 16 Reporting Definitions 23 Disclaimers 26 Community Healthcare Trust 3Q 2025 | Supplemental Information

COMPANY SNAPSHOT September 30, 2025 Gross real estate investments (in thousands) (1) $1,204,425 Total properties 200 % Leased (2) 90.1% Total square feet owned 4,556,621 Weighted Average remaining lease term (years) 6.7 Cash and cash equivalents (in thousands) $3,383 Debt to Total Capitalization 43.1% Weighted average interest rate per annum on Revolving Line of Credit(3) 5.4% Weighted average interest rate per annum on Term Loans (4) 4.7% Equity market cap (in millions) $435.6 Quarterly dividend paid in the period (per share) $0.4725 Quarter end stock price (per share) $15.30 Dividend yield 12.35% Common shares outstanding 28,471,424 ___________ (1) Includes one property with two sales-type leases and two properties classified as held for sale. (2) Excludes real estate assets held for sale. (3) Revolving Line of Credit is partially hedged; this rate represents the weighted average of fixed and floating rates. (4) Term Loans are fully hedged; this rate represents the weighted average hedged rates. $ (Per Share) DIVIDENDS $0.4725 Q4 2015 Q4 2016 Q4 2017 Q4 2018 Q4 2019 Q4 2020 Q4 2021 Q4 2022 Q4 2023 Q4 2024 0.35 0.40 0.45 0.50 Community Healthcare Trust Page | 3 3Q 2025 | Supplemental Information

CORPORATE INFORMATION Community Healthcare Trust Incorporated 3326 Aspen Grove Drive, Suite 150 Franklin, TN 37067 Phone: 615-771-3052 E-mail: Investorrelations@chct.reit Website: www.chct.reit BOARD OF DIRECTORS Alan Gardner Robert Hensley Claire Gulmi R. Lawrence Van Horn Cathrine Cotman David H. Dupuy Chairman of the Board Audit Committee Chair Compensation Committee Chair ESG Committee Chair Board member Board member EXECUTIVE MANAGEMENT TEAM David H. Dupuy William G. Monroe IV Leigh Ann Stach Chief Executive Officer and President Executive Vice President Chief Financial Officer Executive Vice President Chief Accounting Officer COVERING ANALYSTS A. Goldfarb - Piper Sandler R. Stevenson - Janney Capital Markets J. Kammert - Evercore ISI B. Oxford - Colliers International Securities M. Lewis - Truist Securities PROFESSIONAL SERVICES Independent Registered Public Accounting Firm Transfer Agent BDO USA, P.C. Equiniti Trust Company, LLC 501 Commerce Street, Suite 1400 Operations Center Nashville, TN 37203 6201 15th Avenue Brooklyn, NY 11219 1-800-937-5449 Community Healthcare Trust Page | 4 3Q 2025 | Supplemental Information

FINANCIAL HIGHLIGHTS Three Months Ended 3Q 2025 2Q 2025 1Q 2025 4Q 2024 3Q 2024 (Unaudited and in thousands, except per share data) STATEMENTS OF OPERATIONS ITEMS (1)(2)(3) Revenues $ 31,086 $ 29,085 $ 30,078 $ 29,298 $ 29,639 Net income (loss) $ 1,640 $ (12,557) $ 1,591 $ 1,832 $ 1,749 NOI $ 25,156 $ 23,500 $ 23,983 $ 23,813 $ 23,653 EBITDAre $ 20,505 $ 4,274 $ 18,886 $ 19,020 $ 18,924 Adjusted EBITDAre $ 22,970 $ 20,068 $ 21,596 $ 21,617 $ 21,421 FFO $ 13,547 $ 6,336 $ 12,668 $ 12,745 $ 12,821 AFFO $ 15,099 $ 13,585 $ 14,739 $ 14,630 $ 14,639 Per Diluted Share: (1)(2)(3) Net income (loss) attributable to common shareholders $ 0.03 $ (0.50) $ 0.03 $ 0.04 $ 0.04 FFO $ 0.50 $ 0.23 $ 0.47 $ 0.48 $ 0.48 AFFO $ 0.56 $ 0.50 $ 0.55 $ 0.55 $ 0.55 ___________ (1) Net loss, FFO and AFFO for the second quarter of 2025 included interest receivable reserves totaling approximately $1.7 million, resulting in a reduction of $0.06 per diluted share for net loss, FFO, and AFFO. (2) Net loss for the second quarter of 2025 included an $8.7 million credit loss reserve related to notes receivable with a geriatric behavioral hospital tenant that are incidental to the Company's main business. (3) Net loss and FFO for the second quarter of 2025 included severance and transition-related charges totaling approximately $5.9 million, including approximately $4.6 million of non-cash accelerated amortization of stock-based compensation, which reduced FFO per diluted common share by approximately $0.22. $ (thousands) NET INCOME (LOSS) $1,749 $1,832 $1,591 $(12,557) $1,640 3Q 2024 4Q 2024 1Q 2025 2Q 2025 3Q 2025 $(15,000) $(10,000) $(5,000) $0 $5,000 $ per share FFO / AFFO $0.48 $0.48 $0.47 $0.23 $0.50 $0.55 $0.55 $0.55 $0.50 $0.56 FFO per diluted share AFFO per diluted share 3Q 2024 4Q 2024 1Q 2025 2Q 2025 3Q 2025 $0.00 $0.15 $0.30 $0.45 $0.60 Community Healthcare Trust Page | 5 3Q 2025 | Supplemental Information

FINANCIAL HIGHLIGHTS (Continued) As of 3Q 2025 2Q 2025 1Q 2025 4Q 2024 3Q 2024 (Unaudited and dollars in thousands) BALANCE SHEET ITEMS ASSETS Total real estate properties $ 1,190,151 $ 1,158,312 $ 1,148,772 $ 1,145,931 $ 1,135,463 Total assets $ 987,261 $ 966,292 $ 985,114 $ 992,563 $ 981,779 CAPITALIZATION Net debt $ 530,138 $ 500,077 $ 496,016 $ 485,955 $ 473,716 Total capitalization $ 1,229,442 $ 1,200,858 $ 1,210,874 $ 1,204,529 $ 1,183,615 Net debt/total capitalization 43.1% 41.6% 41.0% 40.3% 40.0 % Market valuation $ 435,613 $ 471,766 $ 514,631 $ 542,536 $ 512,599 Enterprise value $ 962,368 $ 966,980 $ 1,008,376 $ 1,024,107 $ 983,479 Gross Real Estate Investments (in millions) (in millions) Square Feet PORTFOLIO GROWTH SINCE IPO $100.3 $133.0 $252.7 $388.5 $444.9 $602.9 $738.8 $837.1 $946.2 $1,060.7$1,155.7$1,204.4 Gross Real Estate Investments (in millions) Square Feet (in millions) IPO 12/31/15 12/31/16 12/31/17 12/31/18 12/31/19 12/31/20 12/31/21 12/31/22 12/31/23 12/31/24 9/30/25 $0 $500 $1,000 $1,500 0.0 2.5 5.0 Community Healthcare Trust Page | 6 3Q 2025 | Supplemental Information

COMMUNITY HEALTHCARE TRUST

CONSOLIDATED BALANCE SHEETS

	As of				
	3Q 2025	2Q 2025	1Q 2025	4Q 2024	3Q 2024
	(Unaudited; Dollars and shares in thousands, except per share data)				
ASSETS					
Real estate properties					
Land and land improvements	$ 154,272	$ 152,887	$ 149,506	$ 149,501	$ 146,118
Buildings, improvements, and lease intangibles	1,035,070	1,004,616	998,933	996,104	989,019
Personal property	809	809	333	326	326
Total real estate properties	1,190,151	1,158,312	1,148,772	1,145,931	1,135,463
Less accumulated depreciation	(272,481)	(262,961)	(253,537)	(242,609)	(232,747)
Total real estate properties, net	917,670	895,351	895,235	903,322	902,716
Cash and cash equivalents	3,383	4,863	2,271	4,384	2,836
Assets held for sale, net	6,205	5,465	6,755	6,755	6,351
Other assets, net	60,003	60,613	80,853	78,102	69,876
Total assets	$ 987,261	$ 966,292	$ 985,114	$ 992,563	$ 981,779
LIABILITIES AND STOCKHOLDERS' EQUITY					
Liabilities					
Debt, net	$ 530,138	$ 500,077	$ 496,016	$ 485,955	$ 473,716
Accounts payable and accrued liabilities	17,205	13,944	12,058	14,289	14,422
Other liabilities, net	13,095	14,451	15,719	16,354	16,489
Total liabilities	560,438	528,472	523,793	516,598	504,627
Commitments and contingencies					
Stockholders' Equity					
Preferred stock, $0.01 par value; 50,000 shares authorized	—	—	—	—	—
Common stock, $0.01 par value; 450,000 shares authorized	285	284	283	282	282
Additional paid-in capital	714,890	712,498	706,776	704,524	702,014
Cumulative net income	76,349	74,709	87,266	85,675	83,843
Accumulated other comprehensive gain	7,568	9,121	12,402	17,631	10,016
Cumulative dividends	(372,269)	(358,792)	(345,406)	(332,147)	(319,003)
Total stockholders' equity	426,823	437,820	461,321	475,965	477,152
Total liabilities and stockholders' equity	$ 987,261	$ 966,292	$ 985,114	$ 992,563	$ 981,779

Community Healthcare Trust **Page | 7** **3Q 2025 | Supplemental Information**

CONSOLIDATED STATEMENTS OF OPERATIONS Three Months Ended 3Q 2025 2Q 2025 1Q 2025 4Q 2024 3Q 2024 (Unaudited; Dollars and shares in thousands, except per share data) REVENUES Rental income $ 30,814 $ 30,128 $ 29,730 $ 28,983 $ 29,335 Other operating interest 272 (1,043) 348 315 304 31,086 29,085 30,078 29,298 29,639 EXPENSES Property operating 5,930 5,585 6,095 5,485 5,986 General and administrative (1)(2) 4,658 10,559 5,100 4,809 4,935 Depreciation and amortization 10,902 10,879 10,943 10,797 10,927 21,490 27,023 22,138 21,091 21,848 OTHER (EXPENSE) INCOME (Loss) Gains on sale and impairments of real estate assets (888) 640 — 14 5 Interest expense (7,075) (6,592) (6,352) (6,405) (6,253) Credit loss reserve — (8,672) — — — Interest and other income, net 7 5 3 16 206 (7,956) (14,619) (6,349) (6,375) (6,042) NET INCOME (LOSS) $ 1,640 $ (12,557) $ 1,591 $ 1,832 $ 1,749 NET INCOME (LOSS) PER DILUTED COMMON SHARE $ 0.03 $ (0.50) $ 0.03 $ 0.04 $ 0.04 WEIGHTED AVERAGE COMMON SHARES OUTSTANDING 26,934 26,803 26,733 26,682 26,660 DIVIDENDS DECLARED, PER COMMON SHARE, IN THE PERIOD $ 0.4725 $ 0.4700 $ 0.4675 $ 0.4650 $ 0.4625 (1) GENERAL AND ADMINISTRATIVE EXPENSES: Non-cash vs. Cash: Non-cash (stock-based compensation) 52.9% 54.3% 53.1% 54.0% 50.6 % Cash 47.1% 45.7% 46.9% 46.0% 49.4 % As a % of Revenue: Non-cash (stock-based compensation) 8.0% 8.7% 9.0% 8.8% 8.4 % Cash 7.1% 7.3% 7.9% 7.5% 8.2% (2) General and administrative expenses for the three months ended June 30, 2025 includes the accelerated amortization of stock-based compensation totaling $4.6 million and severance and transition related expense totaling $1.3 million, recognized upon a termination. These amounts are not included in the calculations above in footnote (1). Community Healthcare Trust Page | 8 3Q 2025 | Supplemental Information

COMMUNITY HEALTHCARE TRUST

RECONCILIATION OF NON-GAAP MEASURES

FUNDS FROM OPERATIONS (FFO)

ADJUSTED FUNDS FROM OPERATIONS (AFFO)

	Three Months Ended				
	3Q 2025	2Q 2025	1Q 2025	4Q 2024	3Q 2024
	(Unaudited; Dollars and shares in thousands, except per share data)				
NET INCOME (LOSS)[1][2][3]	$ 1,640	$ (12,557)	$ 1,591	$ 1,832	$ 1,749
Real estate depreciation and amortization	11,019	10,861	11,077	10,927	11,077
Credit loss reserve	—	8,672	—	—	—
Loss (Gains) on sale and impairments of real estate assets	888	(640)	—	(14)	(5)
FFO[1][3]	$ 13,547	$ 6,336	$ 12,668	$ 12,745	$ 12,821
Straight-line rent	(913)	(1,184)	(639)	(712)	(679)
Stock-based compensation	2,465	2,531	2,710	2,597	2,497
Accelerated amortization of stock-based compensation	—	4,591	—	—	—
Severance and transition related expenses	—	1,311	—	—	—
AFFO[1][3]	$ 15,099	$ 13,585	$ 14,739	$ 14,630	$ 14,639
FFO PER COMMON SHARE	**$ 0.50**	**$ 0.23**	**$ 0.47**	**$ 0.48**	**$ 0.48**
AFFO PER COMMON SHARE	**$ 0.56**	**$ 0.50**	**$ 0.55**	**$ 0.55**	**$ 0.55**
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING[4]	27,195	27,011	27,007	26,786	26,853

(1) Net loss, FFO and AFFO for the second quarter of 2025 included interest receivable reserves totaling approximately $1.7 million, resulting in a reduction of $0.06 per diluted share for net loss, FFO, and AFFO.

(2) Net loss for the second quarter of 2025 included an $8.7 million credit loss reserve related to notes receivable with a geriatric behavioral hospital tenant that are incidental to the Company's main business.

(3) Net loss and FFO for the second quarter of 2025 included severance and transition-related charges totaling approximately $5.9 million, including approximately $4.6 million of non-cash accelerated amortization of stock-based compensation, which reduced FFO per diluted common share by approximately $0.22.

(4) Restricted stock awards and Time-Based RSUs are included in the calculation of weighted average common shares outstanding to the extent that they are dilutive. Performance-based RSUs are included in the calculation of weighted average common shares outstanding to the extent that they are in-the-money as of the end of the reporting period and are dilutive.

AFFO, ADJUSTED FOR ACQUISITIONS [1]

	3Q 2025	2Q 2025	1Q 2025	4Q 2024	3Q 2024
AFFO	$ 15,099	$ 13,585	$ 14,739	$ 14,630	$ 14,639
Revenue on Properties Acquired in the period [2]	62	122	—	205	34
Property operating expense adjustment [2]	(8)	—	—	(48)	(2)
Interest expense adjustment [3]	(14)	—	(41)	(44)	(10)
AFFO, ADJUSTED FOR ACQUISITIONS	$ 15,139	$ 13,707	$ 14,698	$ 14,743	$ 14,661

(1) AFFO is adjusted to reflect acquisitions as if they had occurred on the first day of the applicable period.

(2) Revenue and expense adjustments are calculated based on expected returns and leases in place at acquisition.

(3) The interest expense adjustment was calculated using the weighted average interest rate on the Company's revolving credit facility.

AMORTIZATION OF STOCK-BASED COMPENSATION

	3Q 2025	2Q 2025	1Q 2025	4Q 2024	3Q 2024
Amortization Required by GAAP [1][2]	$ 2,465	$ 2,531	$ 2,710	$ 2,597	$ 2,498
Amortization Based on Legal Vesting Periods [2]	2,122	2,035	2,208	2,073	2,019
Acceleration of Amortization	$ 343	$ 496	$ 502	$ 524	$ 479

(1) GAAP requires that deferred compensation be amortized over the earlier of the vesting or retirement eligibility date.

(2) Amortization amounts for the second quarter of 2025 do not include the accelerated amortization of stock-based compensation totaling $4.6 million recognized upon a termination.

Community Healthcare Trust Page | 9 3Q 2025 | Supplemental Information

COMMUNITY HEALTHCARE TRUST

RECONCILIATION OF NON-GAAP MEASURES (CONTINUED)

NET OPERATING INCOME (NOI)

	Three Months Ended				
	3Q 2025	2Q 2025	1Q 2025	4Q 2024	3Q 2024
	(Unaudited; Dollars and shares in thousands, except per share data)				
NET OPERATING INCOME					
Net income (loss)(1)(2)	$ 1,640	$ (12,557)	$ 1,591	$ 1,832	$ 1,749
General and administrative(3)	4,658	4,657	5,100	4,809	4,935
Severance and transition-related compensation	—	5,902	—	—	—
Depreciation and amortization	10,902	10,879	10,943	10,797	10,927
Loss (Gains) on sale and impairments of real estate assets	888	(640)	—	(14)	(5)
Credit loss reserve	—	8,672	—	—	—
Interest expense	7,075	6,592	6,352	6,405	6,253
Interest and other income, net	(7)	(5)	(3)	(16)	(206)
NOI	$ 25,156	$ 23,500	$ 23,983	$ 23,813	$ 23,653

EBITDA*re* and ADJUSTED EBITDA*re*

	3Q 2025	2Q 2025	1Q 2025	4Q 2024	3Q 2024
EBITDA*re*					
Net (loss) income (1)(2)	$ 1,640	$ (12,557)	$ 1,591	$ 1,832	$ 1,749
Interest expense	7,075	6,592	6,352	6,405	6,253
Depreciation and amortization	10,902	10,879	10,943	10,797	10,927
Loss (Gains) on sale and impairments of real estate assets	888	(640)	—	(14)	(5)
EBITDA*re*	$ 20,505	$ 4,274	$ 18,886	$ 19,020	$ 18,924
Non-cash stock-based compensation expense	2,465	2,531	2,710	2,597	2,497
Accelerated amortization of stock-based compensation	—	4,591	—	—	—
Credit loss reserve	—	8,672	—	—	—
ADJUSTED EBITDA*re*	$ 22,970	$ 20,068	$ 21,596	$ 21,617	$ 21,421
ADJUSTED EBITDA*re* ANNUALIZED (4)	$ 91,880				

(1) During the second quarter of 2025, the Company reversed interest totaling approximately $1.7 million related to a tenant.

(2) During the second quarter of 2025 the Company recorded severance and transition-related charges totaling approximately $5.9 million related to the termination of an employee, including approximately $4.6 of million non-cash accelerated amortization of stock-based compensation.

(3) Severance and transition-related compensation, which is included in general and administrative expenses on the income statement, is shown separately in the reconciliation above for the second quarter of 2025.

(4) Adjusted EBITDA*re* multiplied by 4. This annualized amount may differ significantly from the actual full year results.

Community Healthcare Trust Page | 10 3Q 2025 | Supplemental Information

COMMUNITY HEALTHCARE TRUST

WEIGHTED AVERAGE SHARES

	Three Months Ended				
	3Q 2025	2Q 2025	1Q 2025	4Q 2024	3Q 2024
	(Unaudited; Dollars and shares in thousands, except per share data)				
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING (1)					
Weighted average common shares outstanding	28,430	28,364	28,324	28,242	28,168
Unvested restricted shares	(1,496)	(1,561)	(1,591)	(1,560)	(1,508)
Weighted average common shares outstanding - EPS	26,934	26,803	26,733	26,682	26,660
Weighted average common shares outstanding - FFO Basic	26,934	26,803	26,733	26,682	26,660
Potential dilutive common shares (from below)	261	208	274	104	193
Weighted average common shares outstanding - FFO Diluted	27,195	27,011	27,007	26,786	26,853
TREASURY SHARE CALCULATION					
Unrecognized deferred compensation-end of period	$ 19,968	$ 19,919	$ 25,420	$ 25,220	$ 27,575
Unrecognized deferred compensation-beginning of period	$ 19,919	$ 25,420	$ 25,668	$ 27,575	$ 26,168
Average unrecognized deferred compensation	$ 19,944	$ 22,670	$ 25,544	$ 26,398	$ 26,872
Average share price per share	$ 15.66	$ 16.50	$ 19.08	$ 18.13	$ 20.44
Treasury shares	1,274	1,374	1,339	1,456	1,315
Unvested restricted shares	(1,496)	(1,561)	(1,591)	(1,560)	(1,508)
Unvested restricted share units	(39)	(21)	(22)	—	—
Treasury shares	1,274	1,374	1,339	1,456	1,315
Potential dilutive common shares	261	208	274	104	193

(1) Restricted stock awards and time-based RSUs are included in the calculation of weighted average common shares outstanding if dilutive. Performance-based RSUs are included in the calculation of weighted average common shares outstanding to the extent that they in-the-money as of the end of the reporting period and are dilutive.

Community Healthcare Trust Page | 11 3Q 2025 | Supplemental Information

DEBT SUMMARY As of September 30, 2025 Principal Balance Stated Rate Hedged Rate (in thousands) Revolving credit facility (1) $ 256,000 5.82% 3.84% (partial) Term loan A-4 125,000 3.60% Term loan A-5 150,000 5.61% Debt 531,000 Deferred Financing Costs, net (862) Debt, net $ 530,138 (1) Interest rate swaps previously entered into to fix the interest rates on the A-3 Term Loan will remain in place on the Revolving Credit Facility through their maturity on March 29, 2026. $ (Thousands) DEBT MATURITIES $256,000 $125,000 $150,000 Revolving credit facility A-4 Term loan A-5 Term loan 2025 2026 2027 2028 2029 2030 0 100,000 200,000 300,000 Select Covenants Required As of September 30, 2025 Leverage ratio ≤ 60.0% 43.8 % Fixed charge coverage ratio ≥ 1.50x 3.0 Tangible net worth (in thousands) ≥ $504,476 $680,649 Secured indebtedness ≤ 30.0% — % Minimum debt service coverage ratio ≥ 2.0 3.2 Community Healthcare Trust Page | 12 3Q 2025 | Supplemental Information

2025 PROPERTY INVESTMENTS Property Market Property Type Date Acquired % Leased at Acquisition Purchase Price (in thousands) Square Feet TRT Recovery Cartersville, GA BSF 3/6/2025 (1) 100.0% $ 9,504 38,339 Everest Rehabilitation Hospital Orlando Ocoee, FL IRF 7/9/2025 100.0% 26,500 37,151 100.0% $ 36,004 75,490 (1) The date acquired for the Cartersville, GA property is the date the Company closed on the transaction with the seller. The lease commenced on 4/4/2025. $ (Millions) ANNUAL INVESTMENTS $140.7 $129.1 $147.8 $69.4 $152.0 $127.2 $102.7 $106.8 $99.8 $75.2 $36.0 Includes investments in notes receivable. 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 0 50,000 100,000 150,000 200,000 Community Healthcare Trust Page | 13 3Q 2025 | Supplemental Information

COMMUNITY HEALTHCARE TRUST

PORTFOLIO DIVERSIFICATION

DIVERSIFICATION BY PROPERTY TYPE


LTACH-2.1%
SCH-3.9%
BSF-6.2%
PC-8.6%
SC-8.7%
AIB-13.0%
IRF-21.5%
MOB-36.0%

Property Type	Annualized Rent (%)
Medical Office Building (MOB)	36.0 %
Inpatient Rehabilitation Facilities (IRF)	21.5 %
Acute Inpatient Behavioral (AIB)	13.0 %
Specialty Centers (SC)	8.7 %
Physician Clinics (PC)	8.6 %
Behavioral Specialty Facilities (BSF)	6.2 %
Surgical Centers and Hospitals (SCH)	3.9 %
Long-term Acute Care Hospitals (LTACH)	2.1 %
Total	**100.0 %**

DIVERSIFICATION BY STATE


TX-16.8%
All Others-47.2%
FL-10.3%
OH-10.1%
IL-9.8%
PA-5.8%

State	Annualized Rent (%)
Texas (TX)	16.8 %
Florida (FL)	10.3 %
Ohio (OH)	10.1 %
Illinois (IL)	9.8 %
Pennsylvania (PA)	5.8 %
All Others	47.2 %
Total	**100.0 %**

DIVERSIFICATION BY TENANT


LifePoint 8.7%
US Healthvest 7.4%
PAM 5.1%
Summit 3.0%
Assurance 3.0%
Worcester 2.5%
Oceans 2.4%
BCBS of LA 2.3%
Radiology Regional 2.2%
Mercy Rehab 2.1%
All Others 61.3%

Tenant	Annualized Rent (%)
LifePoint Health (LifePoint)	8.7 %
US Healthvest	7.4 %
PAM Health (PAM)	5.1 %
Summit Behavioral Healthcare (Summit)	3.0 %
Assurance Health (Assurance)	3.0 %
Worcester Behavioral Innovations Hospital (Worcester)	2.5 %
Oceans Behavioral (Oceans)	2.4 %
Blue Cross Blue Shield of Louisiana (BCBS of LA)	2.3 %
Radiology Regional	2.2 %
Mercy Rehabilitation Hospital - Northwest Arkansas (Mercy Rehab)	2.1 %
All Others	61.3 %
Total	**100.0 %**

Community Healthcare Trust Page | 14 3Q 2025 | Supplemental Information

LEASE EXPIRATIONS LEASE EXPIRATIONS $905 $12,352 $7,660 $9,680 $9,056 $6,958 $10,300 $3,050 $1,409 $11,629 $35,432 $994 Annualized Lease Revenue (thousands) $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035+ MTM Total Leased Sq. Ft. Annualized Rent Year Number of Leases Expiring Amount (thousands) Percent (%) Amount ($) (thousands) Percent (%) 2025 8 38 0.9% $ 905 0.8% 2026 86 535 13.2% 12,352 11.3% 2027 64 364 9.0% 7,660 7.0% 2028 67 466 11.5% 9,680 8.8% 2029 44 357 8.8% 9,056 8.3% 2030 37 304 7.5% 6,958 6.4% 2031 26 365 9.0% 10,300 9.4% 2032 21 183 4.5% 3,050 2.8% 2033 11 65 1.6% 1,409 1.3% 2034 19 292 7.2% 11,629 10.6 % Thereafter 43 1,054 25.9% 35,432 32.4 % Month-to-Month 12 36 0.9% 994 0.9 % Totals 438 4,059 100.0% $ 109,425 100.0 % Total portfolio was approximately 90.1% leased in the aggregate, excluding real estate assets held for sale, at September 30, 2025 with lease expirations ranging from 2025 through 2045. Community Healthcare Trust Page | 15 3Q 2025 | Supplemental Information

COMMUNITY HEALTHCARE TRUST

PROPERTY LOCATIONS

Approximately 51% of our property revenues are in MSAs with populations over 1,000,000 and approximately 92% are in statistical areas with populations over 100,000.

Property Name	Property Type	Area	% of Square Feet	Annualized Rent ($000's)	% of Annualized Rent	Population	MSA/MISA	Rank
Lancaster MOB	MOB	10,098	0.22 %	$ 310.1	0.28 %	12,927,614	Los Angeles-Long Beach-Anaheim, CA	2
Congress Medical Building 350	MOB	17,543	0.39 %	$ 167.5	0.15 %	9,408,576	Chicago-Naperville-Elgin, IL-IN	3
Congress Medical Building 390	MOB	30,855	0.68 %	$ 519.0	0.47 %	9,408,576	Chicago-Naperville-Elgin, IL-IN	3
Future Diagnostics Group	SC	8,876	0.19 %	$ 314.2	0.29 %	9,408,576	Chicago-Naperville-Elgin, IL-IN	3
Gurnee Medical Office Building	MOB	22,968	0.50 %	$ 306.3	0.28 %	9,408,576	Chicago-Naperville-Elgin, IL-IN	3
New Lenox Medical Clinic	PC	7,905	0.17 %	$ 347.8	0.32 %	9,408,576	Chicago-Naperville-Elgin, IL-IN	3
Morris Medical Center	MOB	18,470	0.41 %	$ 388.7	0.35 %	9,408,576	Chicago-Naperville-Elgin, IL-IN	3
Oak Lawn Medical Plaza	MOB	33,356	0.73 %	$ 466.8	0.42 %	9,408,576	Chicago-Naperville-Elgin, IL-IN	3
Lincolnwood Medical Building	PC	14,863	0.33 %	$ 323.4	0.29 %	9,408,576	Chicago-Naperville-Elgin, IL-IN	3
Joliet Medical Building	SC	44,888	0.99 %	$ —	— %	9,408,576	Chicago-Naperville-Elgin, IL-IN	3
Endeavor Health	PC	13,700	0.30 %	$ 284.3	0.26 %	9,408,576	Chicago-Naperville-Elgin, IL-IN	3
Skin MD	PC	13,565	0.30 %	$ 539.8	0.49 %	9,408,576	Chicago-Naperville-Elgin, IL-IN	3
Chicago Behavioral Hospital	AIB	85,000	1.87 %	$ 2,270.7	2.06 %	9,408,576	Chicago-Naperville-Elgin, IL-IN	3
US HealthVest - Lake	AIB	83,658	1.84 %	$ 3,009.0	2.73 %	9,408,576	Chicago-Naperville-Elgin, IL-IN	3
Texas Rehabilitation Hospital of Fort Worth, LLC	IRF	39,761	0.87 %	$ 2,068.5	1.88 %	8,344,032	Dallas-Fort Worth-Arlington, TX	4
Bayside Medical Center	MOB	50,593	1.11 %	$ 1,137.5	1.03 %	7,796,182	Houston-Pasadena-The Woodlands, TX	5
Gessner Road MOB	MOB	14,347	0.31 %	$ 363.4	0.33 %	7,796,182	Houston-Pasadena-The Woodlands, TX	5
Clear Lake Institute for Rehabilitation	IRF	55,646	1.22 %	$ 3,060.7	2.78 %	7,796,182	Houston-Pasadena-The Woodlands, TX	5
Clinton Towers MOB	MOB	37,371	0.82 %	$ 981.6	0.89 %	6,436,489	Washington-Arlington-Alexandria, DC-VA-MD-WV	7
2301 Research Boulevard	MOB	93,109	2.04 %	$ 2,122.8	1.93 %	6,436,489	Washington-Arlington-Alexandria, DC-VA-MD-WV	7
TRT Recovery Cartersville, LLC	BSF	38,339	0.84 %	$ 524.4	0.48 %	6,411,149	Atlanta-Sandy Springs-Roswell, GA	8
Haddon Hill Professional Center	MOB	25,118	0.55 %	$ 302.6	0.27 %	6,330,422	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	9
Hopebridge - Westlake	BSF	15,057	0.33 %	$ 235.9	0.21 %	6,330,422	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	9
Continuum Wellness Center	MOB	8,227	0.18 %	$ 168.4	0.15 %	5,186,958	Phoenix-Mesa-Chandler, AZ	10
Virtuous Health Center	SCH	11,722	0.26 %	$ 136.6	0.12 %	5,186,958	Phoenix-Mesa-Chandler, AZ	10
Desert Mtn Health Center	BSF	14,046	0.31 %	$ 647.2	0.59 %	5,186,958	Phoenix-Mesa-Chandler, AZ	10
Associated Surgical Center of Dearborn	SCH	12,400	0.27 %	$ 369.5	0.34 %	4,400,578	Detroit-Warren-Dearborn, MI	14
Berry Surgical Center	SCH	27,217	0.60 %	$ 640.2	0.58 %	4,400,578	Detroit-Warren-Dearborn, MI	14

Community Healthcare Trust   Page | 16   3Q 2025 | Supplemental Information

Property Name	Property Type	Area	% of Square Feet	Annualized Rent ($000's)	% of Annualized Rent	Population	MSA/MISA	Rank
Smokey Point Behavioral Hospital	AIB	70,100	1.54 %	$ 2,856.6	2.60 %	4,145,494	Seattle-Tacoma-Bellevue, WA	15
Sanford Health Bemidji 1611	MOB	45,800	1.01 %	$ 1,616.3	1.47 %	3,757,952	Minneapolis-St. Paul-Bloomington, MN-WI	16
Sanford Health Bemidji 1705	MOB	28,900	0.63 %	$ 636.8	0.58 %	3,757,952	Minneapolis-St. Paul-Bloomington, MN-WI	16
Bay Area Physicians Center	MOB	17,943	0.39 %	$ 415.9	0.38 %	3,424,560	Tampa-St. Petersburg-Clearwater, FL	17
Sanderling Dialysis Center - 2102	SC	11,300	0.25 %	$ 438.9	0.40 %	3,298,799	San Diego-Chula Vista-Carlsbad, CA	18
Liberty Dialysis	SC	8,450	0.19 %	$ 262.9	0.24 %	3,052,498	Denver-Aurora-Centennial, CO	19
Bassin Center For Plastic-Surgery-Villages	PC	2,894	0.06 %	$ 178.5	0.16 %	2,940,513	Orlando-Kissimmee-Sanford, FL	20
Bassin Center For Plastic Surgery-Orlando	PC	2,420	0.05 %	$ 149.3	0.14 %	2,940,513	Orlando-Kissimmee-Sanford, FL	20
Kissimmee Medical Plaza	PC	4,902	0.11 %	$ —	— %	2,940,513	Orlando-Kissimmee-Sanford, FL	20
Everest Rehabilitation Hospital Orlando, LLC	IRF	37,151	0.82 %	$ 2,500.0	2.27 %	2,940,513	Orlando-Kissimmee-Sanford, FL	20
Orthopaedic Associates of Osceola	PC	15,167	0.33 %	$ 368.3	0.33 %	2,940,513	Orlando-Kissimmee-Sanford, FL	20
Medical Village at Wintergarden	MOB	21,532	0.47 %	$ 627.3	0.57 %	2,940,513	Orlando-Kissimmee-Sanford, FL	20
Waters Edge Medical	MOB	23,388	0.51 %	$ 402.3	0.37 %	2,859,024	Baltimore-Columbia-Towson, MD	22
Northbay Professional Pavilion	MOB	19,656	0.43 %	$ 487.1	0.44 %	2,859,024	Baltimore-Columbia-Towson, MD	22
Righttime Medical Care	SC	6,236	0.14 %	$ 359.5	0.33 %	2,859,024	Baltimore-Columbia-Towson, MD	22
Belleville Medical Office	PC	6,487	0.14 %	$ —	— %	2,811,927	St. Louis, MO-IL	23
Eyecare Partners - 1310	PC	5,560	0.12 %	$ 54.2	0.05 %	2,811,927	St. Louis, MO-IL	23
Eyecare Partners - 3990	SCH	16,608	0.36 %	$ 310.6	0.28 %	2,811,927	St. Louis, MO-IL	23
Eyecare Partners - 204	PC	6,311	0.14 %	$ 50.7	0.05 %	2,811,927	St. Louis, MO-IL	23
Heartland Women's Healthcare of Advantia Shiloh	PC	16,212	0.36 %	$ 357.7	0.32 %	2,811,927	St. Louis, MO-IL	23
Heartland Women's Healthcare of Advantia Wentzville	PC	7,900	0.17 %	$ 137.0	0.12 %	2,811,927	St. Louis, MO-IL	23
Baptist Health	PC	13,500	0.30 %	$ 387.5	0.35 %	2,763,006	San Antonio-New Braunfels, TX	24
San Antonio Head & Neck Surgical Associates	PC	6,500	0.14 %	$ 195.5	0.18 %	2,763,006	San Antonio-New Braunfels, TX	24
Rehabilitation Institute of South San Antonio	IRF	38,000	0.83 %	$ 2,170.6	1.97 %	2,763,006	San Antonio-New Braunfels, TX	24
JDH Professional Building	MOB	12,376	0.27 %	$ 264.5	0.24 %	2,763,006	San Antonio-New Braunfels, TX	24
The Heart & Vascular Center	PC	15,878	0.35 %	$ 315.5	0.29 %	2,429,917	Pittsburgh, PA	28
Butler Medical Center	MOB	10,116	0.22 %	$ 172.5	0.16 %	2,429,917	Pittsburgh, PA	28
Forefront Dermatology Building	PC	15,650	0.34 %	$ 362.9	0.33 %	2,429,917	Pittsburgh, PA	28
Greentree Primary Care	MOB	33,715	0.74 %	$ 890.9	0.81 %	2,429,917	Pittsburgh, PA	28
Vascular Access Centers of Southern Nevada	SC	4,800	0.11 %	$ 127.5	0.12 %	2,429,917	Las Vegas-Henderson-North Las Vegas, NV	29

Community Healthcare Trust Page | 17 3Q 2025 | Supplemental Information

COMMUNITY HEALTHCARE TRUST

Property Name	Property Type	Area	% of Square Feet	Annualized Rent ($000's)	% of Annualized Rent	Population	MSA/MISA	Rank
Assurance Health System - 11690	BSF	14,381	0.32 %	$ 588.7	0.53 %	2,302,815	Cincinnati, OH-KY-IN	30
Cavalier Medical & Dialysis Center	MOB	17,614	0.39 %	$ 221.7	0.20 %	2,302,815	Cincinnati, OH-KY-IN	30
51 Cavalier Blvd	MOB	17,935	0.39 %	$ 180.9	0.16 %	2,302,815	Cincinnati, OH-KY-IN	30
Anderson Ferry Plaza	MOB	43,791	0.96 %	$ 650.2	0.59 %	2,302,815	Cincinnati, OH-KY-IN	30
Liberty Rehabilitation Hospital	IRF	37,720	0.83 %	$ 2,518.8	2.29 %	2,302,815	Cincinnati, OH-KY-IN	30
Florence Medical Building	MOB	17,845	0.39 %	$ 259.4	0.24 %	2,302,815	Cincinnati, OH-KY-IN	30
Prairie Star Medical Facility I	MOB	24,724	0.54 %	$ 638.2	0.58 %	2,253,579	Kansas City, MO-KS	31
Prairie Star Medical Facility II	MOB	24,840	0.55 %	$ 181.9	0.17 %	2,253,579	Kansas City, MO-KS	31
Ravines Edge	MOB	16,751	0.37 %	$ 267.5	0.24 %	2,225,377	Columbus, OH	32
Hope Valley Recovery - Circleville	BSF	7,787	0.17 %	$ 88.5	0.08 %	2,225,377	Columbus, OH	32
Hopebridge - Columbus	BSF	13,969	0.31 %	$ 177.4	0.16 %	2,225,377	Columbus, OH	32
Sedalia Medical Center	MOB	19,426	0.43 %	$ 342.8	0.31 %	2,225,377	Columbus, OH	32
Assurance Health, LLC	BSF	10,200	0.22 %	$ 395.3	0.36 %	2,174,833	Indianapolis-Carmel-Greenwood, IN	33
Assurance Health System - 900	BSF	13,722	0.30 %	$ 523.8	0.48 %	2,174,833	Indianapolis-Carmel-Greenwood, IN	33
Kindred Hospital Indianapolis North	LTACH	37,270	0.82 %	$ 1,652.4	1.50 %	2,174,833	Indianapolis-Carmel-Greenwood, IN	33
Brook Park Medical Building	MOB	18,444	0.40 %	$ 292.9	0.27 %	2,171,877	Cleveland, OH	34
Smith Road	MOB	16,802	0.37 %	$ 326.4	0.30 %	2,171,877	Cleveland, OH	34
Assurance - Hudson	BSF	13,290	0.29 %	$ 586.6	0.53 %	2,171,877	Cleveland, OH	34
Rockside Medical Center	MOB	55,316	1.21 %	$ 454.0	0.41 %	2,171,877	Cleveland, OH	34
Virginia Orthopaedic & Spine Specialists	PC	8,445	0.19 %	$ 159.3	0.14 %	1,794,278	Virginia Beach-Chesapeake-Norfolk, VA-NC	37
LTAC Hospital of SE Massachusetts	LTACH	70,657	1.55 %	$ 646.4	0.59 %	1,700,901	Providence-Warwick, RI-MA	39
Warwick Oncology Center	SC	10,236	0.22 %	$ 317.3	0.29 %	1,700,901	Providence-Warwick, RI-MA	39
South County Hospital	PC	13,268	0.29 %	$ 323.9	0.29 %	1,700,901	Providence-Warwick, RI-MA	39
Warwick Medical Office	PC	7,340	0.16 %	$ —	— %	1,700,901	Providence-Warwick, RI-MA	39
Mercy Rehabilitation Hospital	IRF	39,637	0.87 %	$ 2,068.5	1.88 %	1,497,821	Oklahoma City, OK	42
Memphis Center	MOB	11,669	0.26 %	$ 241.7	0.22 %	1,339,345	Memphis, TN-MS-AR	45
Sanderling Dialysis Center - 7710	SC	10,133	0.22 %	$ 584.8	0.53 %	1,339,345	Memphis, TN-MS-AR	45
Gardendale MOB	MOB	12,956	0.28 %	$ 325.6	0.30 %	1,192,583	Birmingham, AL	47
Glastonbury	MOB	48,375	1.06 %	$ 950.6	0.86 %	1,169,048	Hartford-West Hartford-East Hartford, CT	50
Sterling Medical Center	MOB	28,478	0.62 %	$ 524.5	0.48 %	1,160,172	Buffalo-Cheektowaga, NY	51
Los Alamos Professional Plaza	MOB	43,395	0.95 %	$ 424.1	0.39 %	1,160,172	McAllen-Edinburg-Mission, TX	64
UMass Memorial Health Cancer Center	SC	20,046	0.44 %	$ 855.3	0.78 %	881,248	Worcester, MA	68

Community Healthcare Trust **Page | 18** **3Q 2025 | Supplemental Information**

COMMUNITY HEALTHCARE TRUST

Property Name	Property Type	Area	% of Square Feet	Annualized Rent ($000's)	% of Annualized Rent	Population	MSA/MISA	Rank
Worcester Behavioral	AIB	81,972	1.80 %	$ 2,772.2	2.52 %	881,248	Worcester, MA	68
El Paso Rehabilitation Hospital	IRF	38,000	0.83 %	$ 2,203.1	2.00 %	879,392	El Paso, TX	69
Columbia Gastroenterology Surgery Center	PC	17,016	0.37 %	$ 349.8	0.32 %	870,193	Columbia, SC	70
Genesis Care - Bonita Springs	SC	4,445	0.10 %	$ 297.0	0.27 %	860,959	Cape Coral-Fort Myers, FL	72
Cape Coral Suite 3	SC	12,130	0.27 %	$ 463.9	0.42 %	860,959	Cape Coral-Fort Myers, FL	72
Cape Coral Suite 3A	MOB	2,023	0.04 %	$ 40.2	0.04 %	860,959	Cape Coral-Fort Myers, FL	72
Cape Coral Suite 5 & 6	MOB	6,379	0.14 %	$ 104.3	0.09 %	860,959	Cape Coral-Fort Myers, FL	72
Colonial Blvd Office	SC	46,356	1.02 %	$ —	— %	860,959	Cape Coral-Fort Myers, FL	72
Corporate Office 3660	MOB	22,104	0.49 %	$ 639.0	0.58 %	860,959	Cape Coral-Fort Myers, FL	72
Corporate Annex Building	MOB	16,000	0.35 %	$ 319.4	0.29 %	860,959	Cape Coral-Fort Myers, FL	72
Wildwood Hammock RPET Facility	SC	10,832	0.24 %	$ 442.0	0.40 %	860,959	Cape Coral-Fort Myers, FL	72
Wildwood Hammock - Diagnostic Imaging	SC	9,376	0.21 %	$ 417.8	0.38 %	860,959	Cape Coral-Fort Myers, FL	72
Wildwood Hammock - Northland	MOB	1,201	0.03 %	$ 14.4	0.01 %	860,959	Cape Coral-Fort Myers, FL	72
Eye Health of America 4101	MOB	43,322	0.95 %	$ 1,025.7	0.93 %	860,959	Cape Coral-Fort Myers, FL	72
Eye Health of America 2665	MOB	3,200	0.07 %	$ 56.5	0.05 %	860,959	Cape Coral-Fort Myers, FL	72
Eye Health of America 1320	MOB	6,757	0.15 %	$ 82.0	0.07 %	860,959	Cape Coral-Fort Myers, FL	72
Parkway Professional Plaza	MOB	41,909	0.92 %	$ 1,005.7	0.91 %	852,878	Lakeland-Winter Haven, FL	73
Davita Turner Road	SC	18,125	0.40 %	$ 366.0	0.33 %	821,740	Dayton-Kettering-Beavercreek, OH	76
Davita Springboro Pike	SC	10,510	0.23 %	$ 189.3	0.17 %	821,740	Dayton-Kettering-Beavercreek, OH	76
Davita Business Center Court	SC	12,988	0.29 %	$ 237.6	0.22 %	821,740	Dayton-Kettering-Beavercreek, OH	76
Mercy One Physicians Clinic	PC	17,318	0.38 %	$ 406.2	0.37 %	753,913	Des Moines-West Des Moines, IA	82
Daytona Medical Office	MOB	20,193	0.44 %	$ 378.1	0.34 %	739,516	Deltona-Daytona Beach-Ormond Beach, FL	83
Debary Professional Plaza	MOB	21,361	0.47 %	$ 297.3	0.27 %	739,516	Deltona-Daytona Beach-Ormond Beach, FL	83
UW Health Clinic- Portage	PC	14,000	0.31 %	$ 335.6	0.30 %	707,606	Madison, WI	85
Novus Clinic	SCH	14,315	0.31 %	$ 309.8	0.28 %	702,209	Akron, Oh	87
Aurora Health Center	PC	15,650	0.34 %	$ 344.3	0.31 %	702,209	Akron, Oh	87
Cypress Medical Center	MOB	37,428	0.82 %	$ 238.8	0.22 %	661,217	Wichita, KS	89
Family Medicine East	PC	16,581	0.36 %	$ 341.6	0.31 %	661,217	Wichita, KS	89
Wichita Medical Clinic	PC	18,681	0.41 %	$ —	— %	661,217	Wichita, KS	89
Bassin Center For Plastic Surgery-Melbourne	PC	5,228	0.11 %	$ 322.5	0.29 %	658,447	Palm Bay-Melbourne-Titusville, FL	90
Pennsylvania Gastroenterology	PC	20,400	0.45 %	$ 587.4	0.53 %	615,361	Harrisburg-Carlisle, PA	94
Penn State Health - Camp Hill	SC	8,400	0.18 %	$ 189.1	0.17 %	615,361	Harrisburg-Carlisle, PA	94

Community Healthcare Trust **Page | 19** **3Q 2025 | Supplemental Information**

COMMUNITY HEALTHCARE TRUST

Property Name	Property Type	Area	% of Square Feet	Annualized Rent ($000's)	% of Annualized Rent	Population	MSA/MISA	Rank
Penn State Health - Harrisburg	SC	10,000	0.22 %	$ 200.9	0.18 %	615,361	Harrisburg-Carlisle, PA	94
Mercy Rehabilitation Hospital - Northwest Arkansas	IRF	38,817	0.85 %	$ 2,296.1	2.09 %	605,615	Fayetteville-Springdale-Rogers, AR	96
Perrysburg Medical Arts Building	MOB	26,585	0.58 %	$ 507.4	0.46 %	601,396	Toledo, OH	98
Sunforest Ct Medical Center	MOB	23,368	0.51 %	$ 332.8	0.30 %	601,396	Toledo, OH	98
Assurance - Toledo	BSF	13,290	0.29 %	$ 551.3	0.50 %	601,396	Toledo, OH	98
Granite Circle	MOB	17,164	0.38 %	$ 242.4	0.22 %	601,396	Toledo, OH	98
Cardiology Associates of Greater Waterbury	PC	16,793	0.37 %	$ 348.5	0.32 %	576,718	New Haven, CT	100
Riverview Medical Center	MOB	26,427	0.58 %	$ 419.9	0.38 %	574,009	Scranton--Wilkes-Barre, PA	102
NEI - 200	MOB	22,743	0.50 %	$ 409.4	0.37 %	574,009	Scranton--Wilkes-Barre, PA	102
NEI - 204	MOB	15,768	0.35 %	$ 236.4	0.21 %	574,009	Scranton--Wilkes-Barre, PA	102
Grandview Plaza	MOB	20,042	0.44 %	$ 315.8	0.29 %	563,293	Lancaster, PA	104
Pinnacle Health	PC	10,753	0.24 %	$ 250.0	0.23 %	563,293	Lancaster, PA	104
Manteca Medical Group Building	MOB	10,519	0.23 %	$ 323.5	0.29 %	556,972	Modesto, CA	105
Treasure Coast Medical Pavilion	MOB	55,844	1.23 %	$ 943.2	0.86 %	556,336	Port St. Lucie, FL	106
Gulf Coast Cancer Centers-Brewton	SC	3,971	0.09 %	$ —	— %	542,297	Huntsville, AL	107
Temple Rehabilitation Hospital	IRF	38,817	0.85 %	$ 2,314.5	2.10 %	509,487	Killeen-Temple, TX	110
Martin Foot & Ankle Clinic	PC	27,100	0.59 %	$ 431.7	0.39 %	471,240	York-Hanover, PA	116
UPMC Specialty Care	MOB	25,982	0.57 %	$ 453.4	0.41 %	426,086	Youngstown-Warren, OH	131
Biltmore Medical Office	SC	11,099	0.24 %	$ 222.4	0.20 %	422,333	Asheville, NC	132
Genesis Care - Weaverville	SC	10,696	0.23 %	$ 469.8	0.43 %	422,333	Asheville, NC	132
Lafayette Behavioral	BSF	31,650	0.69 %	$ 1,684.9	1.53 %	419,704	Lafayette, LA	133
Belden Medical Arts Building	MOB	47,366	1.04 %	$ 506.7	0.46 %	400,551	Canton-Massillon, OH	139
Hills & Dales Professional Center	MOB	27,920	0.61 %	$ 351.6	0.32 %	400,551	Canton-Massillon, OH	139
Prattville Town Center Medical Office Bldg	MOB	13,319	0.29 %	$ 281.1	0.26 %	387,885	Montgomery, AL	145
Wellmont Bristol Urgent Care	SC	4,548	0.10 %	$ 78.5	0.07 %	313,876	Kingsport-Bristol, TN-VA	167
Steeles Road Medical Building	PC	10,804	0.24 %	$ 190.5	0.17 %	313,876	Kingsport-Bristol, TN-VA	167
Bluewater Orthopedics Center	MOB	10,255	0.23 %	$ 223.8	0.20 %	310,149	Crestview-Fort Walton Beach-Destin, FL	169
Londonderry Centre	MOB	21,203	0.47 %	$ 378.4	0.34 %	307,123	Waco, TX	171
Westlake Medical Office	MOB	14,100	0.31 %	$ 238.3	0.22 %	307,123	Waco, TX	171
Longview Rehabilitation Hospital	IRF	38,817	0.85 %	$ 2,349.2	2.13 %	295,490	Longview, TX	174
Gulf Coast Cancer Centers-Foley	SC	6,146	0.13 %	$ 174.7	0.16 %	261,608	Daphne-Fairhope-Foley, AL	193

Community Healthcare Trust **Page | 20** **3Q 2025 | Supplemental Information**

Property Name	Property Type	Area	% of Square Feet	Annualized Rent ($000's)	% of Annualized Rent	Population	MSA/MISA	Rank
Gulf Shores Building	SC	6,398	0.14 %	$ 51.3	0.05 %	261,608	Daphne-Fairhope-Foley, AL	193
Monroe Surgical Hospital	SCH	58,121	1.28 %	$ 2,473.6	2.25 %	221,921	Monroe, LA	215
Ft. Valley Dialysis Center	SC	4,920	0.11 %	$ 87.0	0.08 %	204,110	Warner Robins, GA	231
Meridian Behavioral Health Systems	AIB	132,430	2.91 %	$ 3,263.5	2.96 %	202,091	Charleston, WV	232
Tuscola Professional Building	MOB	25,500	0.56 %	$ 622.4	0.57 %	187,714	Saginaw, MI	241
Kedplasma	SC	12,870	0.28 %	$ 272.1	0.25 %	183,040	Burlington, NC	245
Redding Oncology Center	SC	12,206	0.27 %	$ 623.8	0.57 %	181,121	Redding, CA	250
Decatur Morgan Hospital Medical Office Building	MOB	35,933	0.79 %	$ 582.4	0.53 %	159,651	Decatur, AL	273
Bourbonnais Medical Center	MOB	54,894	1.20 %	$ 847.6	0.77 %	106,410	Kankakee, IL	351
Parkside Family & Davita Clinics	MOB	15,637	0.34 %	$ 220.9	0.20 %	99,170	Victoria, TX	366
Cub Lake Square	MOB	48,993	1.08 %	$ 811.4	0.74 %	109,516	Show Low, AZ	N/A
Emory Healthcare - 303	MOB	61,301	1.35 %	$ 924.8	0.84 %	105,326	LaGrange, GA-AL	N/A
Emory Southern Orthopedics - 1805	MOB	31,473	0.69 %	$ 730.8	0.66 %	105,326	LaGrange, GA-AL	N/A
Emory Southern Orthopedics - 1801	MOB	2,972	0.07 %	$ 62.7	0.06 %	105,326	LaGrange, GA-AL	N/A
Emory Healthcare - 1610	MOB	5,600	0.12 %	$ 84.5	0.08 %	105,326	LaGrange, GA-AL	N/A
Nesbitt Place	MOB	56,003	1.23 %	$ 1,059.0	0.96 %	84,233	Lawrence County, PA	N/A
Davita Etowah Dialysis Center	SC	4,720	0.10 %	$ 70.1	0.06 %	70,691	Athens, TN	N/A
Marion Medical Plaza	MOB	27,246	0.60 %	$ 389.9	0.35 %	64,976	Marion, OH	N/A
Corsicana Medical Plaza	MOB	17,746	0.39 %	$ 369.2	0.34 %	56,533	Corsicana, TX	N/A
Pahrump Medical Plaza	MOB	12,545	0.28 %	$ 479.5	0.44 %	55,990	Pahrump, NV	N/A
Arkansas Valley Surgery Center	MOB	10,717	0.24 %	$ 234.6	0.21 %	50,093	Cañon City, CO	N/A
Sanford West Behavioral Facility	BSF	96,886	2.13 %	$ 1,421.3	1.29 %	45,442	Grand Rapids, MN	N/A
Fremont Medical Office Building & Surgery Ctr	MOB	13,050	0.29 %	$ 338.6	0.31 %	37,884	Fremont, NE	N/A
Baylor Scott & White Clinic	PC	37,354	0.82 %	$ 495.6	0.45 %	37,810	Brenham, TX	N/A
Eyecare Partners - 408	PC	8,421	0.18 %	$ 134.3	0.12 %	36,437	Centralia, IL	N/A
Ottumwa Medical Clinic - 1005	MOB	68,895	1.51 %	$ 763.3	0.69 %	35,681	Ottumwa, IA	N/A
Ottumwa Medical Clinic - 1007	MOB	6,850	0.15 %	$ 96.2	0.09 %	35,681	Ottumwa, IA	N/A
Fresenius Gallipolis Dialysis Center	SC	15,110	0.33 %	$ 160.2	0.15 %	28,886	Gallipolis, OH	N/A
Sanderling Dialysis Center - 780	SC	4,186	0.09 %	$ 312.4	0.28 %	27,009	Crescent City, CA	N/A
Andalusia Medical Plaza	SC	10,373	0.23 %	$ 294.4	0.27 %	County: 37,049	Rural - No CBSA	N/A
Russellville Medical Plaza	MOB	29,129	0.64 %	$ 168.2	0.15 %	County: 31,362	Rural - No CBSA	N/A

Community Healthcare Trust Page | 21 **3Q 2025 | Supplemental Information**

COMMUNITY HEALTHCARE TRUST

Property Name	Property Type	Area	% of Square Feet	Annualized Rent ($000's)	% of Annualized Rent	Population	MSA/MISA	Rank
Batesville Regional Medical Center	MOB	9,263	0.20 %	$ 52.5	0.05 %	County: 34,192	Rural - No CBSA	N/A
Tri Lakes Behavioral	BSF	58,400	1.28 %	$ —	— %	County: 34,192	Rural - No CBSA	N/A
Dahlonega Medical Mall	MOB	22,805	0.50 %	$ 390.8	0.36 %	County: 33,610	Rural - No CBSA	N/A
Lexington Carilion Clinic	PC	15,820	0.35 %	$ 392.0	0.36 %	County: 22,573	Rural - No CBSA	N/A
North Mississippi Health Services - 1107	MOB	17,629	0.39 %	$ 99.8	0.09 %	County: 35,252	Rural - No CBSA	N/A
North Mississippi Health Services - 1111	MOB	27,743	0.61 %	$ 157.1	0.14 %	County: 35,252	Rural - No CBSA	N/A
North Mississippi Health Services - 1127	MOB	18,074	0.40 %	$ 102.3	0.09 %	County: 35,252	Rural - No CBSA	N/A
North Mississippi Health Services - 404	MOB	9,890	0.22 %	$ 56.0	0.05 %	County: 35,252	Rural - No CBSA	N/A
North Mississippi Health Services - 305	MOB	3,378	0.07 %	$ 19.1	0.02 %	County: 35,252	Rural - No CBSA	N/A
Princeton Cancer Center	SC	7,236	0.16 %	$ 204.4	0.19 %	County: 58,758	Rural - No CBSA	N/A
Sanderling Dialysis Center - 102	SC	5,217	0.11 %	$ 287.1	0.26 %	County: 13,279	Rural - No CBSA	N/A
Wellmont Lebanon Urgent Care	SC	8,369	0.18 %	$ 108.8	0.10 %	County: 26,586	Rural - No CBSA	N/A
Norton Medical Clinic	SC	4,843	0.11 %	$ 59.1	0.05 %	County: 3,900	Rural - No CBSA	N/A
Norton Medical Plaza	MOB	32,757	0.72 %	$ 320.9	0.29 %	County: 3,900	Rural - No CBSA	N/A

Community Healthcare Trust Page | 22 3Q 2025 | Supplemental Information

REPORTING DEFINITIONS Acute Inpatient Behavioral Facilities (AIB) Behavioral inpatient acute care facilities are healthcare facilities that provide a range of clinical services for mental health and/or substance abuse diagnoses on an inpatient basis. Behavioral health services provided may include assessment, treatment, individual medical evaluation and management (including medication management), individual and group therapy, behavioral health counseling, family therapy and psychological testing for recipients of all ages. AFFO, Adjusted for Acquisitions AFFO, Adjusted for Acquisitions, adjusts AFFO to show the impact of the real estate properties acquired in the period as if they had been acquired on the first day of the reporting period, using the expected returns and in-place leases at the time of the acquisition. The Company believes that AFFO, Adjusted for Acquisitions, is useful because it allows investors, analysts and Company management visibility into the impact on the Company's results of operations in future reporting periods resulting from its current period acquisitions. Annualized Rent Base rent for the current month multiplied by 12. Behavioral Specialty Facilities (BSF) Behavioral specialty facilities are healthcare facilities that provide a range of clinical services for mental health and/or substance abuse diagnoses. Behavioral health services provided may include assessment, treatment, individual medical evaluation and management (including medication management), individual and group therapy, behavioral health counseling, family therapy and psychological testing for recipients of all ages. EBITDAre and Adjusted EBITDAre The Company uses the National Association of Real Estate Investment Trusts, Inc. ("NAREIT") definition of EBITDAre which is net income plus interest expense, income tax expense, and depreciation and amortization, plus losses or minus gains on the disposition of depreciable property, including losses/gains on change of control, plus impairment write-downs of depreciable property and of investments in unconsolidated affiliates caused by a decrease in value of depreciable property in the affiliate, plus or minus adjustments to reflect the entity's share of EBITDAre of unconsolidated affiliates and consolidated affiliates with non-controlling interest. The Company also presents Adjusted EBITDAre which is EBITDAre before non-cash stock-based compensation amortization. We consider EBITDAre and Adjusted EBITDAre important measures because they provide additional information to allow management, investors, and our current and potential creditors to evaluate and compare our core operating results and our ability to service debt. Funds from Operations (FFO) and Adjusted Funds from Operations (AFFO) Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market conditions, many industry investors deem presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. For that reason, the Company considers funds from operations ("FFO") and adjusted funds from operations ("AFFO") to be appropriate measures of operating performance of an equity real estate investment trust ("REIT"). In particular, the Company believes that AFFO is useful because it allows investors, analysts and Company management to compare the Company's operating performance to the operating performance of other real estate companies and between periods on a consistent basis without having to account for differences caused by unanticipated items and other events. Community Healthcare Trust Page | 23 3Q 2025 | Supplemental Information

REPORTING DEFINITIONS (continued) The Company uses the NAREIT definition of FFO. FFO is an operating performance measure adopted by NAREIT. NAREIT defines FFO as the most commonly accepted and reported measure of a REIT’s operating performance equal to net income (calculated in accordance with GAAP), excluding gains or losses from the sale of certain real estate assets, gains and losses from change in control, impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity, plus depreciation and amortization related to real estate properties, and after adjustments for unconsolidated partnerships and joint ventures. NAREIT also provides REITs with an option to exclude gains, losses and impairments of assets that are incidental to the main business of the REIT from the calculation of FFO. The Company has included AFFO which it has defined as FFO, excluding certain expenses related to closing costs of properties acquired accounted for as business combinations and mortgages funded, excluding straight-line rent and the amortization of stock-based compensation, and including or excluding other non-cash items from time to time. AFFO presented herein may not be comparable to similar measures presented by other real estate companies due to the fact that not all real estate companies use the same definition. FFO and AFFO should not be considered as alternatives to net income (determined in accordance with GAAP) as indicators of the Company's financial performance or as alternatives to cash flow from operating activities (determined in accordance with GAAP) as measures of the Company’s liquidity, nor are they necessarily indicative of sufficient cash flow to fund all of the Company’s needs. The Company believes that in order to facilitate a clear understanding of the consolidated historical operating results of the Company, FFO and AFFO should be examined in conjunction with net income as presented elsewhere herein. Inpatient Rehabilitation Facilities (IRF) Inpatient rehabilitation facilities are free standing rehabilitation hospitals, or may be units within an acute care hospital, that provide intensive rehabilitation programs to patients. Long-Term Acute Care Hospitals (LTACH) Long-term acute care hospitals provide inpatient services for patients with complex medical conditions who require more sensitive care, monitoring or emergency support than that available in most skilled nursing facilities. Medical Office Building (MOB) Medical office buildings are buildings occupied by healthcare providers and may be located near hospitals or other facilities where healthcare services are rendered or in close proximity to a population base. Medical office buildings can be leased to physicians, physician practice groups, hospitals, healthcare systems or other healthcare providers. Metropolitan Statistical Area (MSA or MISA) MSAs or MISAs are geographical regions with relatively higher population densities at their core and have close economic ties throughout their area. MSAs and MISAs are defined by the Office of Management and Budget. Net Operating Income (NOI) NOI is a non-GAAP financial measure that is defined as net income or loss, computed in accordance with GAAP, generated from our total portfolio of properties and other investments before general and administrative expenses, depreciation and amortization expense, gains or loss on the sale of real estate properties or other investments, interest expense, and income tax expense. We believe that NOI provides an accurate measure of operating performance of our operating assets because NOI excludes certain items that are not associated with management of the properties. CHCT's use of the term NOI may not be comparable to that of other real estate companies as they may have different methodologies for computing NOI. Community Healthcare Trust Page | 24 3Q 2025 | Supplemental Information

REPORTING DEFINITIONS (continued) Physician Clinics (PC) Physician clinics are freestanding healthcare facilities that are primarily devoted to the care of ambulatory patients, can be privately operated or publicly managed and funded, and typically provide primary healthcare needs of populations in local communities utilizing physicians and other healthcare providers. Specialty Centers (SC) Specialty centers include various types of centers which may, among others, include oncology centers, dialysis centers, urgent care centers, and blood plasma centers. Surgical Centers and Hospitals (SCH) Surgical centers and hospitals may include outpatient surgery centers where surgical procedures not requiring an overnight hospital stay are performed; as well as specialty hospitals that focus on providing care for certain conditions and performing certain procedures, such as cardiovascular and orthopedic surgery. Total Capitalization Debt plus stockholders' equity plus accumulated depreciation. Community Healthcare Trust Page | 25 3Q 2025 | Supplemental Information

DISCLAIMERS FORWARD-LOOKING STATEMENTS Certain statements made in this supplemental information package constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). In particular, statements pertaining to our capital resources, portfolio performance and results of operations contain forward-looking statements. Likewise, our statements regarding anticipated market conditions are forward-looking statements. You can identify forward-looking statements by the use of forward-looking terminology such as "believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” "outlook," "continue," "projects," “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans, expectations, or intentions. Forward-looking statements reflect the views of our management regarding current expectations and projections about future events and are based on currently available information. These forward-looking statements are not guarantees of future performance and involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data, or methods which may be incorrect or imprecise and we may not be able to realize them. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes after the date of this supplemental information package, except as required by applicable law. You should not place undue reliance on any forward-looking statements that are based on information currently available to us or the third parties making the forward-looking statements. For a discussion of factors that could impact our future results, performance or transactions, see Part I, Item 1A (Risk Factors) of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and the Company’s other filings with the Securities and Exchange Commission from time to time. NON-GAAP FINANCIAL MEASURES This presentation includes EBITDAre, Adjusted EBITDAre, Adjusted EBITDAre Annualized, Net Operating Income (or NOI), Funds From Operations (or FFO), Adjusted Funds From Operations (or AFFO), and AFFO, Adjusted for Acquisitions, which are non-GAAP financial measures. For purposes of the Securities and Exchange Commission’s (“SEC”) Regulation G, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable financial measure calculated and presented in accordance with GAAP in the statements of operations, balance sheets or statements of cash flows (or equivalent statements) of the company, or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable financial measure so calculated and presented. As used in this presentation, GAAP refers to generally accepted accounting principles in the United States of America. Our use of the non-GAAP financial measure terms herein may not be comparable to that of other real estate investment trusts. Pursuant to the requirements of Regulation G, we have provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures. Community Healthcare Trust Page | 26 3Q 2025 | Supplemental Information